MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the April 10, 2001 Determination Date

                      For the March 2001 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is April 10, 2001, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   380,013,337.45

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    38,826,541.15

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   341,186,796.30

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 2,424,152,244.44

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  162,219,096.65

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of April 2001.

PEOPLE'S BANK
Servicer

By : /s/Lisa Brooks
     Name:  Lisa Brooks
     Title: Vice President


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                    For the April 10, 2001 Determination Date

                      For the March 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    61,448,428.52

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
    to......................................................$     4,708,904.49

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1996-1 was equal to....$    56,739,524.03

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    31,780,333.06

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    27,071,428.57

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    27,071,428.57

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1 on the next succeeding Transfer
    Date is equal to........................................$       281,102.28

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$     27,071,428.57
    Payable in respect of interest.........................$      1,278,673.81
    Total..................................................$     28,350,102.38

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        101,990.00
    Total..................................................$        101,990.00

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-1

                    For the April 10, 2001 Determination Date

                      For the March 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    78,995,495.02

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-1 was equal
    to......................................................$     8,071,089.97

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-1 was equal to....$    70,924,405.05

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     8,071,089.97

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-1 on the next succeeding Transfer
    Date is equal to........................................$       481,810.95

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,996,083.33
    Total..................................................$      1,996,083.33

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        164,512.50
    Total..................................................$        164,512.50

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        145,435.02
    Total..................................................$        145,435.02

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the April 10, 2001 Determination Date

                      For the March 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    78,995,495.02

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$     8,071,089.97

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    70,924,405.05

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     8,071,089.97

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$       481,810.95

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,999,861.11
    Total..................................................$      1,999,861.11

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        164,812.50
    Total..................................................$        164,812.50

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        156,242.63
    Total..................................................$        156,242.63

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the April 10, 2001 Determination Date

                      For the March 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   63,196,396.01

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    6,456,871.98

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   56,739,524.03

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,456,871.98

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       385,448.76

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,617,054.44
    Total..................................................$      1,617,054.44

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        132,090.00
    Total..................................................$        132,090.00

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        100,042.54
    Total..................................................$        100,042.54

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1999-1

                    For the April 10, 2001 Determination Date

                      For the March 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   63,196,396.01

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1999-1 was equal
    to......................................................$    6,456,871.98

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1999-1 was equal to....$   56,739,524.03

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1999-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1999-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,456,871.98

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1999-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1999-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1999-1 on the next succeeding Transfer
    Date is equal to........................................$       385,448.76

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1999-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,638,548.89
    Total..................................................$      1,638,548.89

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        148,061.11
    Total..................................................$        148,061.11

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        110,917.16
    Total..................................................$        110,917.16

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      57
Monthly Period Ended                                          March 31, 2001
Distribution Date                                             April 16, 2001
Determination Date                                            April 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables    2,405,284,867.20(1)

    Principal Collections on the Receivables                   341,186,796.30

    Finance Charge Collections on the Receivables               38,826,541.15

    Receivables in Defaulted Accounts                           19,387,712.42

    End of Month - Aggregate Principal Receivables           2,424,152,244.44

    Investor Interest Series 1996-1                            264,642,857.15
    Investor Interest Series 1997-1                            500,000,000.00
    Investor Interest Series 1997-2                            500,000,000.00
    Investor Interest Series 1998-1                            400,000,000.00
    Investor Interest Series 1999-1                            400,000,000.00
    Seller Principal Receivables                               359,509,387.29

    Total Investor Percentage with respect to...
                           Finance Charges                        10.9169240%
                           Charged-Off Accounts                   10.9169240%
                           Principal Receivables                  16.5006138%

    Class A Percentage with respect to...
                           Finance Charges                        10.0506417%
                           Charged-Off Accounts                   10.0506417%
                           Principal Receivables                  15.6343316%

    Class B Percentage with respect to...
                           Finance Charges                         0.8662822%
                           Charged-Off Accounts                    0.8662822%
                           Principal Receivables                   0.8662822%

    Seller Percentage with respect to ...
                           Finance Charges                        14.8303139%
                           Charged-Off Accounts                   14.8303139%
                           Principal Receivables                   9.2466240%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 4,369,918.71

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,278,673.81
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                451,190.48
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              2,182,082.79
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                   457,971.63

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   338,985.78

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                 101,990.00
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                169,269.75
     Unpaid Class B Investor Default Amount                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                    32,726.03

    Class B Required Amount                                              0.00

    Total Excess Spread                                            490,697.66

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Principal Collections used to satisfy
       unpaid unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Class B
       unpaid Investor Default Amount                                    0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B
     Investor Interest                                                   0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement      490,697.66

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (dollars)                                         480,526.74
    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       1.98%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             56,739,524.03

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                 27,071,428.57

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 32,019,448.00

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                      2,436,428.57

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Required Shared Finance Charge Collections for other
     Series                                                     10,759,110.92
    Deposit of Shared Finance Charge Collections for other
     Series                                                        480,526.75

    Total Distribution to Class A Investors                     28,350,102.38
    Total Distribution to Class A Investors per $1,000 Invested         74.80

    Total Distribution to Class B Investors                        101,990.00
    Total Distribution to Class B Investors per $1,000 Invested          4.86

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                          5.31375%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,278,673.81

    Expected Class A Principal                                 270,714,285.72
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,278,673.81
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 3.37

    Class B Certificate Rate                                         5.46375%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        101,990.00

    Expected Class B Principal                                  21,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            101,990.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.86

    Total Certificate Interest Distributable to
     Certificateholders                                          1,380,663.81

    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 3.45

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                291,714,285.72

    Beginning Class A Interest                                 270,714,285.72

    Class A Available Principal Collections                     53,760,699.02
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             55,942,781.81

    Class A Monthly Principal Reinvested in Receivables         28,871,353.24

    Class A Controlled Amortization Amount                      27,071,428.57

    Maximum Monthly Principal to Class A Certificateholders     27,071,428.57

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders     27,071,428.57
    Class A Monthly Principal Payable per $1,000 of Original Investment 71.43

    Beginning Class B Interest                                  21,000,000.00

    Class B Available Principal Collections                      2,978,825.01
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              3,148,094.76

    Class B Reallocated Principal Collections                            0.00
    Prior Month's Cumulative Class B Reallocated Principal Collections   0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest       0.00

    Class B Monthly Principal Reinvested in Receivables          3,148,094.76

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   264,642,857.15
    Ending Class A Interest                                    243,642,857.15
    Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   0.6616071

6.  Calculation of Monthly Servicing Fee

    Series Servicing Fee Percentage                                     2.00%

    Beginning Class A Investor Interest                        270,714,285.72
    Beginning Class B Investor Interest                         21,000,000.00
    Beginning Investor Interest                                291,714,285.72

    Class A Monthly Servicing Fee                                  451,190.48
    Class B Monthly Servicing Fee                                   35,000.00
    Total Monthly Servicing  Fee                                   486,190.48

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  28,690,714.29

    Required Cash Collateral Account Amount                     26,254,285.72

    Excess Spread used to satisfy payments per Loan Agreement      490,697.66

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         89,497.22

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              26,254,285.72
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)
    1-29 days past due     Dollars                             102,453,830.30
                           Percent Dollars                              4.23%
                           Number of Accts                             26,504
                           Percent Number of Accts                      1.17%

    30-59 days past due    Dollars                              37,917,331.76
                           Percent Dollars                              1.56%
                           Number of Accts                              7,644
                           Percent Number of Accts                      0.34%

    60-89 days past due    Dollars                              29,741,231.20
                           Percent Dollars                              1.23%
                           Number of Accts                              5,458
                           Percent Number of Accts                      0.24%

    90-119 days past due   Dollars                              25,038,829.08
                           Percent Dollars                              1.03%
                           Number of Accts                              4,403
                           Percent Number of Accts                      0.19%

    120-149 days past due  Dollars                              21,403,733.78
                           Percent Dollars                              0.88%
                           Number of Accts                              3,659
                           Percent Number of Accts                      0.16%

    150+ days past due     Dollars                              19,550,317.57
                           Percent Dollars                              0.81%
                           Number of Accts                              3,220
                           Percent Number of Accts                      0.14%

9. Base Rate Calculation

   Gross Yield                                                 19.37%(1)

   Percentage on Defaulted Accounts                             9.67%(1)

   Portfolio Yield   (net of losses)                            9.70%(1)

   Base Rate                                                    7.32%

   Excess of Portfolio Yield over Base Rate                     2.37%(1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Expired Removed Accounts                                15,610
    Number of Removed Accounts                                             0
    Number of Automatic Additonal Accounts                            61,937
    Ending Number of Accounts                                      2,269,895

(1)Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on March 1, 2001. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                      18.59%
Receivables in Defaulted Accounts:                 9.28%
Portfolio Yield (net of losses):                   9.31%

Excess of Portfolio Yield over Base Rate:
Series 1996-1:                                     1.98%
Series 1997-1:                                     2.12%
Series 1997-2:                                     2.09%
Series 1998-1:                                     2.11%
Series 1999-1:                                     1.97%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      49
Monthly Period Ended                                          March 31, 2001
Distribution Date                                             April 16, 2001
Determination Date                                            April 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1997-1

    Beginning of Month - Aggregate Principal Receivables   2,405,284,867.20(1)

    Principal Collections on the Receivables                  341,186,796.30

    Finance Charge Collections on the Receivables              38,826,541.15

    Receivables in Defaulted Accounts                          19,387,712.42

    End of Month - Aggregate Principal Receivables          2,424,152,244.44

    Investor Interest Series 1996-1                           264,642,857.15
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           400,000,000.00
    Seller Principal Receivables                              359,509,387.29

    Adjusted Investor Interest Series 1997-1                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       20.6257673%
                           Charged-Off Accounts                  20.6257673%
                           Principal Receivables                 20.6257673%


    Class A Percentage with respect to...
                           Finance Charges                       17.5319022%
                           Charged-Off Accounts                  17.5319022%
                           Principal Receivables                 17.5319022%

    Class B Percentage with respect to...
                           Finance Charges                        1.3922393%
                           Charged-Off Accounts                   1.3922393%
                           Principal Receivables                  1.3922393%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.7016258%
                           Charged-Off Accounts                   1.7016258%
                           Principal Receivables                  1.7016258%

    Seller Percentage with respect to...
                           Finance Charges                       14.8303139%
                           Charged-Off Accounts                  14.8303139%
                           Principal Receivables                  9.2466240%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,860,426.48

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,996,083.33
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,425,697.26
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    703,312.56

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  544,798.57

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                164,512.50
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)"               56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               272,040.66
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     51,995.41

    Class B Required Amount                                              0.00

    Collateral Available Finance Charge Collections                665,864.92

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   597,114.92

    Total Excess Spread                                          1,379,422.89

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         145,435.02
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       332,494.15
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement      901,493.72

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                  2,945,682.29
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                           131,560.97
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   74,954,637.11
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              74,954,637.11

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                74,954,637.11

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                     2,945,682.29
    Draw on Shared Finance Charge Collections from other
     Series                                                       131,560.97

    Required Shared Finance Charge Collections for other
     Series                                                     7,813,428.63
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     1,996,083.33
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.70

    Total Distribution to Class B Investors                       164,512.50
    Total Distribution to Class B Investors per $1,000
     Invested                                                           4.87

    Total Distribution to Collateral Interest Holders             145,435.02
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.53

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.28375%
    Class A Cap Rate                                               10.12000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,996,083.33
    Class A Monthly Interest                                   1,996,083.33

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,996,083.33
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.70

    Class B Certificate Rate                                        5.48375%
    Class B Cap Rate                                               10.32000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            164,512.50
    Class B Monthly Interest                                     164,512.50

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          164,512.50
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               4.87

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                2,160,595.83

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B Certificateholders     4.71

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               74,954,637.11
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning Class B Investor Interest                        33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 145,435.02
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge Collections 0.00 Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.53
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        332,494.15
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            102,453,830.30
                           Percent Dollars                             4.23%
                           Number of Accts                           26,504
                           Percent Number of Accts                     1.17%

    30-59 days past due    Dollars                            37,917,331.76
                           Percent Dollars                             1.56%
                           Number of Accts                            7,644
                           Percent Number of Accts                     0.34%

    60-89 days past due    Dollars                            29,741,231.20
                           Percent Dollars                             1.23%
                           Number of Accts                            5,458
                           Percent Number of Accts                     0.24%

    90-119 days past due   Dollars                            25,038,829.08
                           Percent Dollars                             1.03%
                           Number of Accts                            4,403
                           Percent Number of Accts                     0.19%

    120-149 days past due  Dollars                            21,403,733.78
                           Percent Dollars                             0.88%
                           Number of Accts                            3,659
                           Percent Number of Accts                     0.16%

    150+ days past due     Dollars                            19,550,317.57
                           Percent Dollars                             0.81%
                           Number of Accts                            3,220
                           Percent Number of Accts                     0.14%



10. Base Rate Calculation

    Gross Yield                                              19.37%(1)

    Percentage on Defaulted Accounts                          9.67%(1)

    Portfolio Yield   (net of losses)                         9.70%(1)

    Base Rate                                                 7.19%

    Excess of Portfolio Yield over Base Rate                  2.51%(1)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               15,610
    Number of Removed Accounts                                            0
    Number of Automatic Additonal Accounts                           61,937
    Ending Number of Accounts                                     2,269,895



(1)Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on March 1, 2001. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                      18.59%
Receivables in Defaulted Accounts:                 9.28%
Portfolio Yield (net of losses):                   9.31%

Excess of Portfolio Yield over Base Rate:
Series 1996-1:                                     1.98%
Series 1997-1:                                     2.12%
Series 1997-2:                                     2.09%
Series 1998-1:                                     2.11%
Series 1999-1:                                     1.97%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      43
Monthly Period Ended                                          March 31, 2001
Distribution Date                                             April 16, 2001
Determination Date                                            April 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables   2,405,284,867.20(1)

    Principal Collections on the Receivables                  341,186,796.30

    Finance Charge Collections                                 38,826,541.15

    Receivables in Defaulted Accounts                          19,387,712.42

    End of Month - Aggregate Principal Receivables          2,424,152,244.44

    Investor Interest Series 1996-1                           264,642,857.15
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           400,000,000.00
    Seller Principal Receivables                              359,509,387.29

    Adjusted Investor Interest Series 1997-2                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       20.6257673%
                           Charged-Off Accounts                  20.6257673%
                           Principal Receivables                 20.6257673%


    Class A Percentage with respect to...
                           Finance Charges                       17.5319022%
                           Charged-Off Accounts                  17.5319022%
                           Principal Receivables                 17.5319022%

    Class B Percentage with respect to...
                           Finance Charges                        1.3922393%
                           Charged-Off Accounts                   1.3922393%
                           Principal Receivables                  1.3922393%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.7016258%
                           Charged-Off Accounts                   1.7016258%
                           Principal Receivables                  1.7016258%

    Seller Percentage with respect to...
                           Finance Charges                       14.8303139%
                           Charged-Off Accounts                  14.8303139%
                           Principal Receivables                  9.2466240%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,860,426.48

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,999,861.11
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,425,697.26
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    726,534.78

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  544,798.57

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                164,812.50
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               272,040.66
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     51,695.41

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               665,864.92

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  597,114.92

    Total Excess Spread                                         1,375,345.11

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         156,242.63
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       332,494.15
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement      886,608.33

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                  2,986,463.46
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                           133,382.36
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   74,954,637.11
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              74,954,637.11

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                74,954,637.11

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                     2,986,463.46
    Draw on Shared Finance Charge Collections from other
     Series                                                       133,382.36

    Required Shared Finance Charge Collections for other
     Series                                                     7,772,647.46
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     1,999,861.11
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.71

    Total Distribution to Class B Investors                       164,812.50
    Total Distribution to Class B Investors per $1,000
     Invested                                                           4.88

    Total Distribution to Collateral Interest Holders             156,242.63
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.79

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.29375%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,999,861.11
    Class A Monthly Interest                                   1,999,861.11

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,999,861.11
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.71

    Class B Certificate Rate                                        5.49375%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            164,812.50
    Class B Monthly Interest                                     164,812.50

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          164,812.50
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               4.88

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                2,164,673.61

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.72

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               74,954,637.11
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 156,242.63
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.79
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        332,494.15
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                           102,453,830.30
                           Percent Dollars                             4.23%
                           Number of Accts                           26,504
                           Percent Number of Accts                     1.17%

    30-59 days past due    Dollars                            37,917,331.76
                           Percent Dollars                             1.56%
                           Number of Accts                            7,644
                           Percent Number of Accts                     0.34%

    60-89 days past due    Dollars                            29,741,231.20
                           Percent Dollars                             1.23%
                           Number of Accts                            5,458
                           Percent Number of Accts                     0.24%

    90-119 days past due   Dollars                            25,038,829.08
                           Percent Dollars                             1.03%
                           Number of Accts                            4,403
                           Percent Number of Accts                     0.19%

    120-149 days past due  Dollars                            21,403,733.78
                           Percent Dollars                             0.88%
                           Number of Accts                            3,659
                           Percent Number of Accts                     0.16%

    150+ days past due     Dollars                            19,550,317.57
                           Percent Dollars                             0.81%
                           Number of Accts                            3,220
                           Percent Number of Accts                     0.14%

10. Base Rate Calculation

    Gross Yield                                            19.37%(1)

    Percentage on Defaulted Accounts                        9.67%(1)

    Portfolio Yield (net of losses)                         9.70%(1)

    Base Rate                                               7.22%

    Excess of Portfolio over Base Rate                      2.48%(1)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               15,610
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          61,937
    Ending Number of Accounts                                     2,269,895


(1)Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on March 1, 2001. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                      18.59%
Receivables in Defaulted Accounts:                 9.28%
Portfolio Yield (net of losses):                   9.31%

Excess of Portfolio Yield over Base Rate:
Series 1996-1:                                     1.98%
Series 1997-1:                                     2.12%
Series 1997-2:                                     2.09%
Series 1998-1:                                     2.11%
Series 1999-1:                                     1.97%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      36
Monthly Period Ended                                          March 31, 2001
Distribution Date                                             April 16, 2001
Determination Date                                            April 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   2,405,284,867.20(1)

    Principal Collections on the Receivables                  341,186,796.30

    Finance Charge Collections                                 38,826,541.15

    Receivables in Defaulted Accounts                          19,387,712.42

    End of Month - Aggregate Principal Receivables          2,424,152,244.44

    Investor Interest Series 1996-1                           264,642,857.15
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           400,000,000.00
    Seller Principal Receivables                              359,509,387.29

    Adjusted Investor Interest Series 1998-1                  400,000,000.00
     Class A Adjusted Investor Interest                       343,000,000.00
     Class B Investor Interest                                 27,000,000.00
     Collateral Interest                                       30,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       16.5006138%
                           Charged-Off Accounts                  16.5006138%
                           Principal Receivables                 16.5006138%


    Class A Percentage with respect to...
                           Finance Charges                       14.1492763%
                           Charged-Off Accounts                  14.1492763%
                           Principal Receivables                 14.1492763%

    Class B Percentage with respect to...
                           Finance Charges                        1.1137914%
                           Charged-Off Accounts                   1.1137914%
                           Principal Receivables                  1.1137914%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.2375460%
                           Charged-Off Accounts                   1.2375460%
                           Principal Receivables                  1.2375460%

    Seller Percentage with respect to...
                           Finance Charges                       14.8303139%
                           Charged-Off Accounts                  14.8303139%
                           Principal Receivables                  9.2466240%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,536,767.72

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,617,054.44
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               571,666.67
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,764,739.20
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    583,307.41

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  435,838.86

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                132,090.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               217,632.53
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     41,116.33

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               484,265.40

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                50,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  434,265.40

    Total Excess Spread                                         1,058,689.14

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         100,042.54
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       241,813.92
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement      716,832.68

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                  2,374,611.68
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                           106,055.64
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   59,963,709.68
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              59,963,709.68

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                59,963,709.68

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                     2,374,611.68
    Draw on Shared Finance Charge Collections from other
     Series                                                       106,055.64

    Required Shared Finance Charge Collections for other
     Series                                                     8,384,499.23
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     1,617,054.44
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.71

    Total Distribution to Class B Investors                       132,090.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                           4.89

    Total Distribution to Collateral Interest Holders             100,042.54
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.33

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.30375
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,617,054.44
    Class A Monthly Interest                                   1,617,054.44

    Expected Class A Principal                               343,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,617,054.44
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.71

    Class B Certificate Rate                                        5.50375%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            132,090.00
    Class B Monthly Interest                                     132,090.00

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          132,090.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               4.89

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                1,749,144.44

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.73

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              400,000,000.00

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               59,963,709.68
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 400,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      343,000,000.00
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     30,000,000.00

   Class A Monthly Servicing Fee                                 571,666.67
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      50,000.00

   Total Monthly Servicing  Fee                                  666,666.67

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             30,000,000.00

    Required Collateral Interest Amount                       30,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 100,042.54
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.33
    Ending Collateral Interest                                30,000,000.00

    Collateral Default Amount this period                        241,813.92
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           30,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  7.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                           102,453,830.30
                           Percent Dollars                             4.23%
                           Number of Accts                           26,504
                           Percent Number of Accts                     1.17%

    30-59 days past due    Dollars                            37,917,331.76
                           Percent Dollars                             1.56%
                           Number of Accts                            7,644
                           Percent Number of Accts                     0.34%

    60-89 days past due    Dollars                            29,741,231.20
                           Percent Dollars                             1.23%
                           Number of Accts                            5,458
                           Percent Number of Accts                     0.24%

    90-119 days past due   Dollars                            25,038,829.08
                           Percent Dollars                             1.03%
                           Number of Accts                            4,403
                           Percent Number of Accts                     0.19%

    120-149 days past due  Dollars                            21,403,733.78
                           Percent Dollars                             0.88%
                           Number of Accts                            3,659
                           Percent Number of Accts                     0.16%

    150+ days past due     Dollars                            19,550,317.57
                           Percent Dollars                             0.81%
                           Number of Accts                            3,220
                           Percent Number of Accts                     0.14%

10. Base Rate Calculation

    Gross Yield                                              19.37%(1)

    Percentage on Defaulted Accounts                          9.67%(1)

    Portfolio Yield (net of losses)                           9.70%(1)

    Base Rate                                                 7.20%

    Excess of Portfolio over Base Rate                        2.50%(1)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               15,610
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          61,937
    Ending Number of Accounts                                     2,269,895

(1)Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on March 1, 2001. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                      18.59%
Receivables in Defaulted Accounts:                 9.28%
Portfolio Yield (net of losses):                   9.31%

Excess of Portfolio Yield over Base Rate:
Series 1996-1:                                     1.98%
Series 1997-1:                                     2.12%
Series 1997-2:                                     2.09%
Series 1998-1:                                     2.11%
Series 1999-1:                                     1.97%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      19
Monthly Period Ended                                          March 31, 2001
Distribution Date                                             April 16, 2001
Determination Date                                            April 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1999-1

    Beginning of Month - Aggregate Principal Receivables   2,405,284,867.20(1)

    Principal Collections on the Receivables                  341,186,796.30

    Finance Charge Collections                                 38,826,541.15

    Receivables in Defaulted Accounts                          19,387,712.42

    End of Month - Aggregate Principal Receivables          2,424,152,244.44

    Investor Interest Series 1996-1                           264,642,857.15
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           400,000,000.00
    Seller Principal Receivables                              359,509,387.29

    Adjusted Investor Interest Series 1999-1                  400,000,000.00
     Class A Adjusted Investor Interest                       338,000,000.00
     Class B Investor Interest                                 29,000,000.00
     Collateral Interest                                       33,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       16.5006138%
                           Charged-Off Accounts                  16.5006138%
                           Principal Receivables                 16.5006138%


    Class A Percentage with respect to...
                           Finance Charges                       13.9430187%
                           Charged-Off Accounts                  13.9430187%
                           Principal Receivables                 13.9430187%

    Class B Percentage with respect to...
                           Finance Charges                        1.1962945%
                           Charged-Off Accounts                   1.1962945%
                           Principal Receivables                  1.1962945%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.3613006%
                           Charged-Off Accounts                   1.3613006%
                           Principal Receivables                  1.3613006%

    Seller Percentage with respect to...
                           Finance Charges                       14.8303139%
                           Charged-Off Accounts                  14.8303139%
                           Principal Receivables                  9.2466240%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,456,056.82

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,638,548.89
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               563,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,724,436.88
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    529,737.72

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  468,123.22

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                148,061.11
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                48,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               233,753.46
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     37,975.32

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               532,691.94

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                55,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  477,691.94

    Total Excess Spread                                         1,045,404.98

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00
    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
       Unpaid unreimbursed reductions to Class B Investor Interest
        from prior periods                                              0.00

    Excess Spread used to pay Collateral Monthly Interest         110,917.16
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       265,995.32
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement      668,492.50

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                  2,452,353.48
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap Rate (other than Class A Excess Interest)                    0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00
    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                           109,527.77
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   59,963,709.69
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              59,963,709.69

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                59,963,709.69

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                     2,452,353.48
    Draw on Shared Finance Charge Collections from other
     Series                                                       109,527.77

    Required Shared Finance Charge Collections for other
     Series                                                     8,306,757.44
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     1,638,548.89
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.85

    Total Distribution to Class B Investors                       148,061.11
    Total Distribution to Class B Investors per $1,000
     Invested                                                           5.11

    Total Distribution to Collateral Interest Holders             110,917.16
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.36

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.45375%
    Class A Cap Rate                                               10.29000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,638,548.89
    Class A Monthly Interest                                   1,638,548.89

    Expected Class A Principal                               338,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,638,548.89
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.85

    Class B Certificate Rate                                        5.74375%
    Class B Cap Rate                                               10.58000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            148,061.11
    Class B Monthly Interest                                     148,061.11

    Expected Class B Principal                                29,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          148,061.11
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               5.11

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                1,786,610.00

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.87

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              400,000,000.00

    Beginning Class A Investor Interest                      338,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         338,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       29,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          29,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               59,963,709.69
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 400,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      338,000,000.00
   Beginning  Class B Investor Interest                       29,000,000.00
   Beginning Collateral Investor Interest                     33,000,000.00

   Class A Monthly Servicing Fee                                 563,333.33
   Class B Monthly Servicing Fee                                  48,333.33
   Collateral Interest Monthly Servicing Fee                      55,000.00

   Total Monthly Servicing  Fee                                  666,666.67

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             33,000,000.00

    Required Collateral Interest Amount                       33,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 110,917.16
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.36
    Ending Collateral Interest                                33,000,000.00

    Collateral Default Amount this period                        265,995.32
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           33,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                           102,453,830.30
                           Percent Dollars                             4.23%
                           Number of Accts                           26,504
                           Percent Number of Accts                     1.17%

    30-59 days past due    Dollars                            37,917,331.76
                           Percent Dollars                             1.56%
                           Number of Accts                            7,644
                           Percent Number of Accts                     0.34%

    60-89 days past due    Dollars                            29,741,231.20
                           Percent Dollars                             1.23%
                           Number of Accts                            5,458
                           Percent Number of Accts                     0.24%

    90-119 days past due   Dollars                            25,038,829.08
                           Percent Dollars                             1.03%
                           Number of Accts                            4,403
                           Percent Number of Accts                     0.19%

    120-149 days past due  Dollars                            21,403,733.78
                           Percent Dollars                             0.88%
                           Number of Accts                            3,659
                           Percent Number of Accts                     0.16%

    150+ days past due     Dollars                            19,550,317.57
                           Percent Dollars                             0.81%
                           Number of Accts                            3,220
                           Percent Number of Accts                     0.14%

10. Base Rate Calculation

    Gross Yield                                              19.37%(1)

    Percentage on Defaulted Accounts                          9.67%(1)

    Portfolio Yield (net of losses)                           9.70%(1)

    Base Rate                                                 7.34%

    Excess of Portfolio over Base Rate                        2.36%(1)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               15,610
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          61 937
    Ending Number of Accounts                                     2,269,895

(1)Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on March 1, 2001. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                      18.59%
Receivables in Defaulted Accounts:                 9.28%
Portfolio Yield (net of losses):                   9.31%

Excess of Portfolio Yield over Base Rate:
Series 1996-1:                                     1.98%
Series 1997-1:                                     2.12%
Series 1997-2:                                     2.09%
Series 1998-1:                                     2.11%
Series 1999-1:                                     1.97%